                                  EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                             -----------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                          PURSUANT TO SECTION 305(b)(2) [ ]

                        LASALLE BANK NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   36-0884183
                                (I.R.S. Employer
                               Identification No.)

               135 South LaSalle Street, Chicago, Illinois 60603
              (Address of principal executive offices) (Zip Code)

                             -----------------------

                              Willie J. Miller, Jr.
                           Group Senior Vice President
                        Chief Legal Officer and Secretary
                            Telephone: (312) 904-2018
                       135 South LaSalle Street, Suite 925
                             Chicago, Illinois 60603
            (Name, address and telephone number of agent for service)

                             -----------------------

                             NOVELLUS SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

                California                                    77-0024666
     (State or other jurisdiction of                       (I.R.S. Employer
      incorporation or organization)                      Identification No.)



         4000 North First Street
           San Jose, California                                  95134
  (Address of principal executive offices)                     (Zip Code)

                             -----------------------

                       Liquid Yield Option Notes Due 2031
                      (Title of the indenture securities)

ITEM 1. GENERAL INFORMATION*

Furnish the following information as to the trustee:

       (a) Name and address of each examining or supervising authority to which it is subject.

              1.     Comptroller of the Currency, Washington D.C.

              2.     Federal Deposit Insurance Corporation, Washington, D.C.

              3. The Board of Governors of the Federal Reserve Systems, Washington, D.C.

       (b)    Whether it is authorized to exercise corporate trust powers.

                     Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

If the obligor is an affiliate of the trustee, describe each such affiliation.


                                 Not Applicable







*Pursuant to General Instruction B, the trustee has responded only to items 1, 2 and 16 of this form since to the best knowledge of the trustee the obligor is not in default under any indenture under which the trustee is a trustee.

ITEM 16. LIST OF EXHIBITS.

List below all exhibits filed as part of this statement of eligibility and qualification.

              1. A copy of the Articles of Association of LaSalle Bank National Association now in effect. (incorporated herein by reference to Exhibit 1 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

              2. A copy of the certificate of authority to commence business (incorporated herein by reference to Exhibit 2 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

              3. A copy of the authorization to exercise corporate trust powers (incorporated herein by reference to Exhibit 3 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

              4. A copy of the existing By-Laws of LaSalle Bank National Association (incorporated herein by reference to Exhibit 4 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

              5.     Not applicable.

              6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939 (incorporated herein by reference to Exhibit 6 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

              7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

              8.     Not applicable.

              9.     Not applicable.



                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, LaSalle Bank National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois, on the 25th day of September, 2001.

                                        LASALLE BANK NATIONAL ASSOCIATION


                                            By:  /s/ John W. Porter
                                               --------------------------
                                                John W. Porter
                                                Vice President

LaSalle Bank N.A.                    Call Date:      3/31/2001             ST-BK:  17-1520                   FFIEC            031
135 South LaSalle Street                                                                                      Page    RC-1
Chicago, IL  60603                   Vendor ID: D                          CERT:  15407                         11

Transit Number: 71000505

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND
STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET


                                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
  1. Cash and balances due from depository institutions (from Schedule
     RC-A):                                                                                       RCFD

    a. Noninterest-bearing balances and currency and coin(1)                                      0081          1,201,388      1.a

     b. Interest-bearing balances(2)                                                              0071            128,725      1.b

  2. Securities:

     a. Held-to-maturity securities (from Schedule RC-B, column A)                                1754            614,376      2.a

     b. Available-for-sale securities (from Schedule RC-B, column D)                              1773         14,978,795      2.b

  3. Federal funds sold and securities purchased under agreements to
     resell                                                                                       1350            507,375      3.

  4. Loans and lease financing receivables:

     a. Loans and leases held for sale                                                            5369            323,201      4.a

     b. Loans and leases, net of unearned income
        (from Schedule RC-C)                                             2122     31,044,135                                   4.b

     c. LESS: Allowance for loan and lease losses                        3128        438,702                                   4.c

     d. Loans and leases, net of unearned income,
        allowance, and reserve (item 4.a minus 4.b and 4.c)                                       2125         30,605,433      4.d

  5. Trading assets (from Schedule RC-D)                                                          3545            479,858      5.

  6. Premises and fixed assets (including capitalized leases)                                     2145            269,487      6.

  7. Other real estate owned (from Schedule RC-M)                                                 2150              9,857      7.

  8. Investments in unconsolidated subsidiaries and associated
     companies (from Schedule RC-M)                                                               2130                  0      8.

  9. Customers' liability to this bank on acceptances outstanding                                 2155             10,596      9.

 10. Intangible assets (from Schedule RC-M)

     a. Goodwill                                                                                  3163            189,279      10.a

     b. Other Intangible assets                                                                   0426            365,182      10.b

 11. Other assets (from Schedule RC-F)                                                            2160          2,162,574      11.

 12. Total assets (sum of items 1 through 11)                                                     2170         51,846,126      12.


----------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

LaSalle Bank N.A.                  Call Date:        3/31/2001           ST-BK: 17-1520               FFIEC            031
135 South LaSalle Street           12/31/96                                                            Page    RC- 2
Chicago, IL  60603                                                       CERT: 15407                     12
                                   Vendor ID: D

Transit Number: 71000505

SCHEDULE RC - CONTINUED                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES

 13. Deposits:

     a. In domestic offices (sum of totals of                                                 RCON
        columns A and C from Schedule RC-E, part I)                                           2200          25,008,544      13.a
                                                                  RCON
         (1) Noninterest-bearing(1)                               6631        3,631,884                                     13.a.1
         (2) Interest-bearing                                     6636       21,376,660                                     13.a.2
                                                                                              RCFN

     b. In foreign offices, Edge and Agreement subsidiaries,
        and IBFs (from Schedule RC-E, part II)                                                2200           4,456,041      13.b
                                                                  RCFN
         (1) Noninterest-bearing                                  6631                0                                     13.b.1
         (2) Interest-bearing                                     6636        4,456,041                                     13.b.2
                                                                                              RCFD

 14. Federal funds purchased and securities sold under
     agreements to repurchase                                                                 2800           5,137,352      14.

 15. (from Schedule RC-D)                                                                     3548             216,762      15.

 16. Other borrowed money (includes mortgage indebtedness and
     obligations under capitalized leases): From schedule RC-M                                3190          11,266,057      16.

 17. Not applicable.

 18. Bank's liability on acceptances executed and outstanding                                 2920              10,596      18.

 19. Subordinated notes and debentures(2)                                                     3200             861,000      19.

 20. Other liabilities (from Schedule RC-G)                                                   2930           1,353,493      20.

 21. Total liabilities (sum of items 13 through 20)                                           2948          48,309,845      21.

 22. Minority Interest in consolidated subsidiaries                                           3000                   0      22.

EQUITY CAPITAL                                                                                RCFD

 23. Perpetual preferred stock and related surplus                                            3838             135,410      23.

 24. Common stock                                                                             3230              41,234      24.

 25. Surplus (exclude all surplus related to preferred stock)                                 3839           1,903,169      25.

 26. a. Retained Earnings                                                                     3632           1,454,514      26.a

     b. Accumulated Other Comprehensive income.(3)                                            B530               1,954      26.b

 27. Other Equity capital components(4)                                                       3284                   0      27.

 28. Total equity capital (sum of items 23 through 27)                                        3210           3,536,281      28.

 29. Total liabilities, minority interest, and equity capital
     (sum of items 21, 22, and 28)                                                            3300          51,846,126      29.


MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
  1. Indicate in the box at the right the number of the statement below that best describes
     the most comprehensive level of auditing work performed for the bank by independent         RCFD         Number
     external auditors as of any date during 1999                                                6724           N/A          M.1

1 = Independent audit of the bank conducted in accordance              4 = Directors' examination of the bank conducted in
    with generally accepted auditing standards by a certified              accordance with generally accepted auditing standards by
    public accounting firm which submits a report on the bank              a certified accounting firm. (may be required by state
                                                                           chartering authority)

2 = Independent audit of the bank's parent holding company             5 = Directors' examination of the bank performed by other
    conducted in accordance with generally accepted auditing               external auditors (may be required by state chartering
    standards by a certified public accounting firm which submits          authority)
    a report on the consolidated holding company
    (but not on the bank separately)                                   6 = Review of the bank's financial statements by external
                                                                           auditors

3 = Attestation on bank managements assertion on the effectiveness     7 = Compilation of the bank's financial statements by
    of the banks internal control over financial reporting by a            external auditors
    certified public accounting firm.
                                                                       8 = Other audit procedures (excluding tax preparation work)

                                                                       9 = No external audit work

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(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Includes limited-life preferred stock and related surplus.

(3) Includes net unrealized holding gains(losses) on available for sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(4) Includes treasury stock and unearned Employee Stock Ownership plan shares.